UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. [ ] )

Filed by the Registrant		[X]
Filed by a party other than the Registrant		[ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

OBLONG, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]		Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OBLONG, INC.

25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433
April , 2023
Dear Stockholder:
We are pleased to invite you to the Special Meeting of Stockholders (the “Special Meeting”) of Oblong, Inc. (the “Company”), which will be held at 11:30 AM MT on May 18, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.
At the Special Meeting, you will be asked to:
(1)approve the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued pursuant to that certain Securities Purchase Agreement, dated as of March 30, 2023, by and among Oblong, Inc. and the investors named therein, in an amount equal to 20% or more of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants), as required by and in accordance with Nasdaq Listing Rule 5635(d) (the “Issuance Proposal”);
(2)approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve the Issuance Proposal (the “Adjournment Proposal”); and
(3)transact other business as may properly come before the Special Meeting.
The enclosed Notice and Proxy Statement contain complete information about the matters to be considered at the Special Meeting. Copies of these materials are also available for review at www.oblong.com/company/investor-relations or may be mailed to you free of charge by requesting a copy from us at 303-640-3838 or mailing a request to Investor Relations at Oblong, Inc., 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. The Proxy Statement is also available for viewing, printing and downloading at www.proxyvote.com.
Whether or not you expect to attend the Special Meeting in person, we urge you to complete, date, sign and return the proxy card in the enclosed envelope or submit your proxy by telephone or internet, so that your shares will be represented and voted at the Special Meeting.
Sincerely,
/s/ Peter Holst
Peter Holst
Director, President, and Chief Executive Officer of Oblong, Inc.

This proxy statement is dated April , 2023, and is first being mailed to stockholders of the Company on or about May , 2023.

OBLONG, INC.

25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2023
To our Stockholders:
The Special Meeting of Stockholders (the “Special Meeting”) of Oblong, Inc. (the “Company”, “Oblong”, “we” or “our”), will be held at 11:30 AM MT on May 18, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202, for the following purposes:
(1)To approve the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued pursuant to that certain Securities Purchase Agreement, dated as of March 30, 2023, by and among Oblong, Inc. and the investors named therein, in an amount equal to 20% or more of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants), as required by and in accordance with Nasdaq Listing Rule 5635(d) (the “Issuance Proposal”);
(2)To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve the Issuance Proposal (the “Adjournment Proposal”); and
(3)To transact other business as may properly come before the Special Meeting.
WHO MAY VOTE:
Stockholders of record of our common stock as of the close of business on April 24, 2023, the record date for the Special Meeting, are entitled to vote at the Special Meeting, or any adjournment or postponement thereof. A list of stockholders will be available at the Special Meeting and during the 10 days prior to the Special Meeting at our principal executive offices located at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433. All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by internet, telephone or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Special Meeting.
To ensure your representation at the Special Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the internet. Please submit your proxy promptly,

whether or not you expect to attend the Special Meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Special Meeting.
The Oblong Board of Directors recommends that you vote “FOR” each of the proposals in this proxy statement.
By order of the Board of Directors,
/s/ David Clark
David Clark
Chief Financial Officer, Treasurer, and Corporate Secretary of Oblong, Inc.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR TO VOTE BY TELEPHONE OR INTERNET.

OBLONG, INC.

25587 CONIFER ROAD, SUITE 105-231,
CONIFER, COLORADO 80433
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement (this “Proxy Statement”), along with the accompanying Notice of the Special Meeting of Stockholders (the “Notice”), contains information about the Special Meeting of Stockholders (the “Special Meeting”) of Oblong, Inc., including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 11:30 AM MT on May 18, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202. Directions to the Special Meeting can be obtained by telephoning us at 303-640-3838. In this Proxy Statement, we refer to Oblong, Inc. as “we,” “our,” “us,” “Oblong” or “the Company.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting.
On or about May , 2023, we will send this Proxy Statement, the attached Notice and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for Our Special Meeting to Be Held on May 18, 2023:
This Proxy Statement, Notice of Special Meeting of Stockholders and our form of proxy card are available for viewing, printing and downloading at www.proxyvote.com. Additionally, you can find a copy of this Proxy Statement on our website at www.oblong.com/company/investor-relations.
Record Date and Voting Securities
Only holders of record of our common stock (“Common Stock”) as of the close of business on April 24, 2023 (the “Record Date”) are entitled to vote at the Special Meeting. As of the filing of this Preliminary Proxy Statement, 2,063,308 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Special Meeting.
Quorum
A quorum is present at the Special Meeting if a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Record Date are represented in person or by proxy. If a quorum is not present, the Special Meeting may be adjourned from time to time until a quorum is obtained.
For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present. An abstention is the voluntary act of not voting by a stockholder who is present in person or by proxy at the Special Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

Voting Procedures
Stockholders have the option to vote by telephone, internet or mail by following the instructions on the attached proxy card. WE ENCOURAGE YOU TO RECORD YOUR VOTE BY TELEPHONE OR INTERNET. These voting methods are convenient and save significant postage and processing costs. In addition, when you vote by telephone or internet prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.
Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 17, 2023.
Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 17, 2023.
Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by May 17, 2023.
Meeting. Please see “Questions and Answers about the Oblong Special Meeting - How can I vote my shares in person at the Special Meeting?” for more information regarding voting at the Special Meeting.
Shares Held in “Street Name”
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.
If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Special Meeting, your broker does not have discretionary authority to vote your shares on any of the proposals in the absence of instructions from you.

Voting Requirements for Approval
Item One - Issuance Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked "ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the special meeting.

Item Two - Adjournment Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked "ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the Special Meeting.

Solicitation and Revocation
After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card or by telephone or internet, you may use any of these methods to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Special Meeting or by voting again prior to the time at which the telephone and internet voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Special Meeting. Your attendance at the Special Meeting will not by itself constitute revocation of a proxy.
Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

QUESTIONS AND ANSWERS ABOUT THE OBLONG SPECIAL MEETING

Q.    Who is entitled to vote at the Special Meeting?
A.    Holders of record of our Common Stock as of the close of business on April 24, 2023 (the “Record Date”) are entitled to vote at the Special Meeting. As of the filing date of this Preliminary Proxy Statement, 2,063,308 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Special Meeting.
Q.    What is the purpose of the Special Meeting?
A.    At the Special Meeting, stockholders will consider and vote upon the following matters:
(1)    To approve the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued pursuant to that certain Securities Purchase Agreement, dated as of March 30, 2023, by and among Oblong, Inc. and the investors named therein, in an amount equal to 20% or more of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants), as required by and in accordance with Nasdaq Listing Rule 5635(d) (the “Issuance Proposal”);
(2)To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve the Issuance Proposal (the “Adjournment Proposal”); and
(4)    To transact other business as may properly come before the Special Meeting.
Q.    How can I access the proxy materials over the internet?
A.    Your proxy card will contain instructions on how to view our proxy materials on the internet. Our proxy materials are also available on our website at: www.Oblong.com.
Q.    How can I vote my shares?
A.    You may vote by any of the following four methods:
(1)    Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 17, 2023.
(2)    Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 17, 2023.
(3)    Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by May 17, 2023.
(4)    Meeting. If you are a stockholder of record of Common Stock as of April 24, 2023, you may attend and vote at the Special Meeting on May 18, 2023.
If you hold your Company shares in a brokerage account, your ability to vote over the internet or by telephone depends on your broker’s voting process. Please follow the directions on your proxy card or the voting instruction card from your broker carefully.
The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Special Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Special Meeting if you later decide to attend in person.
Q.    How can I vote my shares in person at the Special Meeting?
A.    Stockholders of Record. If your shares are registered directly in your name with the American Stock Transfer & Trust Company, LLC (“AST”), our “transfer agent,” you are considered the stockholder of record with respect to those shares, and the proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Special Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you decide later not to attend the Special Meeting.
B.     Beneficial Owners. Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Special Meeting in order to vote in person.
Q.    How does the Board of Directors recommend that I vote?
A.    Our Board of Directors recommends that you vote:
(1)“FOR” the approval of the Issuance Proposal; and
(2)“FOR” the approval of the Adjournment Proposal.
Q.    What is the voting requirement to approve each of the items?
Item One - Issuance Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked "ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the Special Meeting.
Item Two - Adjournment Proposal: To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN." To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked "ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the Special Meeting.

Q.    What happens if additional matters are presented at the Special Meeting?
A.    Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.
Q.    What happens if I do not give specific voting instructions?
A.    If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Special Meeting, as the proxyholders may determine in their discretion.
If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to matters being voted on at the Special Meeting, your broker does not have discretionary authority to vote your shares on any of the proposals in the absence of instructions from you.
Q.    What is the quorum requirement for the Special Meeting?
A.    A quorum is present at the Special Meeting if a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Record Date are represented in person or by proxy. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:
•are present and vote at the Special Meeting; or
•properly submit a proxy card or vote over the internet or by telephone.

For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present. If a quorum is not present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

Q.    How can I change my vote after I return my proxy card?
A.    If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.
•First, you may send a timely written notice to Oblong, Inc., c/o Corporate Secretary, 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433, stating that you would like to revoke your proxy.

•Second, you may complete and submit another valid proxy by mail, telephone or over the internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the internet is received by 11:59 p.m. (Eastern Time) on May 17, 2023. Any earlier proxies will be revoked automatically.

•Third, you may attend the Special Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Special Meeting without voting in person will not revoke your proxy.

If you hold your shares through a broker, bank or other nominee and you have instructed the broker, bank or other nominee to vote your shares, you must follow directions from your broker, bank or other nominee to change your vote.
Q.    Who will tabulate the votes?
A.    David Clark, our Chief Financial Officer, Treasurer and Corporate Secretary, will certify the tabulated vote and act as the inspector of elections for the Special Meeting. Mr. Clark will be responsible for (i) determining the presence of a quorum at the Special Meeting, (ii) receiving all votes and ballots, whether by proxy or in person, with regard to all matters voted upon at the Special Meeting, (iii) counting and tabulating all such votes and ballots and (iv) determining and reporting the results with regard to all such matters voted upon at the Special Meeting.
Q.    Where can I find the voting results of the Special Meeting?
A.    We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

Q.    Who pays for the cost of this proxy solicitation?
A.    Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

Q.    Is there a list of stockholders entitled to vote at the Special Meeting?
A.    The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for 10 days prior to the Special Meeting at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Mountain Time for any purpose relevant to the Special Meeting. To arrange to view this list during the times specified above, please contact the Corporate Secretary of the Company at Oblong, Inc., c/o Corporate Secretary, 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433 or call 303-640-3838.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

PROPOSAL NO. 1 – THE ISSUANCE PROPOSAL

Overview

On March 30, 2023, Oblong entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) as part of a private placement (the “Offering”). Pursuant to the Purchase Agreement, Oblong agreed to sell to the Investors (i) 6,550 shares of Oblong’s preferred stock to be designated as the “Series F convertible preferred stock”, with a stated value of $1,000 per share (the “ Initial Preferred Shares”), initially convertible at the Conversion Price into 3,830,409 shares of Common Stock, (ii) warrants (the “Preferred Warrants”) to initially acquire an aggregate of 32,750 shares of the Series F preferred stock (the “Warrant Preferred Shares” and together with the Initial Preferred Shares, the “Preferred Shares”) and (iii) warrants (the “Common Warrants” and together with the Preferred Warrants, the “Warrants”) to initially acquire an aggregate of 3,830,413 shares of the Company’s Common Stock (the “Warrant Common Shares”). The Company received $6.4 million upon the issuance of the Initial Preferred Shares and Warrants and will receive up to $31.9 million if the Preferred Warrants are exercised in full. Pursuant to an Escrow Agreement dated as of March 31, 2023 (the "Escrow Agreement"), the Company agreed to place a portion of the purchase price equal to $4 million in escrow pending receipt of the Stockholder Approval (as defined herein).

On March 31, 2023, in connection with the Offering, the Board designated 42,000 shares of our authorized and unissued preferred stock as Series F Preferred Shares by filing a Certificate of Designations of Series F Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware.

The Preferred Shares are convertible into fully paid and non-assessable shares of Common Stock (the "Conversion Shares") at an initial conversion price of $1.71 (the "Conversion Price"). The holders of the Preferred Shares may also elect to convert their Preferred Shares at the Alternate Conversion Price (as defined below). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a full ratchet basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). As part of the transaction, the Company also entered into a Registration Rights Agreement dated as of March 30, 2023 under which the Company agreed to register for resale the Preferred Shares, the Conversion Shares and the Warrant Common Shares (the “Registration Rights Agreement”).

Pursuant to the Purchase Agreement, we agreed to use reasonable best efforts to solicit the approval of our stockholders (the “Stockholder Approval”), as required under the Nasdaq Listing Rule 5635(d), to permit issuances of the shares of our Common Stock upon conversion of the Preferred Shares and the exercise of the Common Warrants.

We have provided below a summary of the material terms of the Purchase Agreement, Certificate of Designations and form of Warrants (together with the Registration Rights Agreement, collectively, the “Transaction Documents”). The description provided does not purport to be a complete description of all of the terms of such agreements. You can find the Transaction Documents and further information about the Offering in the Current Report on Form 8-K that we filed with the SEC on April 3, 2023.

Reasons for the Financing

We believe that the Offering was necessary in light of the Company’s cash and funding requirements at the time. The proceeds that we received from the Offering and may receive in connection with the exercise of the Warrants will improve our capital position and provide financing for future growth and are necessary to fund our operations. We also believe that the anti-dilution protections contained in the Certificate of Designations and Warrants were reasonable in light of market conditions and the size and type of the Offering, and that we would not have been able to complete the sale of the Initial Preferred Shares and Warrants unless such anti-dilution provisions were offered. At the time of the Offering, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

We anticipate that the Company will use the proceeds from the Offering and any future exercise of the Warrants for general corporate purposes and potential strategic alternatives. We have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any strategic alternatives partner.

Securities Purchase Agreement

The Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 3, 2023, and is incorporated herein by reference.

The Initial Preferred Shares and Warrants were issued on March 31, 2023 (the “Closing”) pursuant to the terms of the Purchase Agreement. The Purchase Agreement contains representations and warranties of us and the Investors, which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) we agreed to reimburse the lead Investor for all costs and expenses incurred in connection with the Offering up to $75,000; (ii) we agreed to replace two of our existing independent Board members with two independent Board members recommended by the lead Investor and approved by the nominating committee of the Board, following receipt of the Stockholder Approval; (iii) until all the Preferred Shares are converted and all Warrants are exercised, we agreed not to enter into any variable rate transactions; (iv) we agreed to offer to the Investors, until the second anniversary of the date of Closing, the opportunity to participate in any subsequent securities offerings by us; and (v) we agreed to use our reasonable best efforts to solicit the Stockholder Approval in compliance with the rules and regulations of Nasdaq. This proposal is intended to fulfill this final covenant.

The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, and (ii) any breach of any obligation of ours.

Preferred Shares

The terms of the Preferred Shares are as set forth in the Certificate of Designations which was filed with and became effective with the Secretary of State for the State of Delaware on March 31, 2023. The Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 3, 2023, and is incorporated herein by reference.

The Preferred Shares are convertible into fully paid and non-assessable shares of the Company’s Common Stock at the election of the holder at any time at the then applicable Conversion Price. The holders of the Preferred Shares may also elect to convert their Preferred Shares at a price (the “Alternate Conversion Price”) equal to the lower of (i) 80% of the applicable Conversion Price as in effect on the date of the conversion, (ii) 80% of the closing price on the trading day immediately preceding the delivery of the conversion notice, and (iii) the greater of (a) the Floor Price (as defined in the Certificate of Designations) and (b) the quotient of (x) the sum of the five lowest Closing Bid Prices (as defined in the

Certificate of Designations) for trading days in the 30 consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable Conversion Notice, divided by (y) five. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a full ratchet basis, in the event of any issuances of our common stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). Until the receipt of the Stockholder Approval, the Alternate Conversion Price shall not be less than the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)) (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

The holders of the Preferred Shares are entitled to dividends of 9% per annum, which is payable quarterly. Accrued dividends may be paid, at our option, in cash and if not paid, shall increase the stated value of the Preferred Shares. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Preferred Shares will accrue dividends at a rate (the “Default Rate”) equal to the lesser of (i) 20% per annum or (ii) the maximum permitted by applicable law. The Default Rate is also triggered in the event we are unable, from the failure to obtain the Stockholder Approval prior to May 31, 2023, to issue shares of Common Stock in connection with a conversion of the Preferred Shares after such date, subject to compliance with Nasdaq Capital Market rules. The Preferred Shares have no voting rights, other than with respect to certain matters affecting the rights of the Preferred Shares. On matters with respect to which the holders of the Preferred Shares have a right to vote together with the holders of the Common Stock, holders of the Preferred Shares will have voting rights on an as-converted basis to Common Stock, provided that until receipt of the Stockholder Approval, any adjustment to the Conversion Price shall not cause the Conversion Price for voting purposes to be less than the Minimum Price.

Our ability to settle conversions is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares of Common Stock that may be issued until the time that the Stockholder Approval is obtained permitting the issuance of more than 19.99% of our outstanding shares of Common Stock in accordance with Nasdaq listing standards. We agreed to seek stockholder approval of these matters at a meeting to be held no later than May 31, 2023. The special meeting is being held and this Issuance Proposal is being submitted to our stockholders in order to achieve such stockholder approval. Further, the Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Shares.

The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, (i) the failure to file and maintain an effective registration statement covering the sale of the securities registrable pursuant to the Registration Rights Agreement, (ii) the failure to pay any amounts due to the holders of the Preferred Shares when due, and (iii) if Peter Holst ceases to be the chief executive officer of the Company other than because of his death and a qualified replacement, reasonably acceptable to a majority of the holders of the Preferred Shares, is not appointed within thirty (30) business days. In connection with a Triggering Event, the Default Rate is triggered.

We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, acquisition transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), maintenance of properties and restriction on the transfer of assets, among other matters.

Preferred Warrants

The Preferred Warrants are exercisable for shares of our Series F preferred stock at an exercise price of $975.00. The exercise price is subject to customary adjustments for stock dividends, stock splits, recapitalizations and the like, and subject to price-based adjustment, on a full ratchet basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). The Preferred Warrants expire three years from the date of issuance and are exercisable for cash. For each Preferred Warrant exercised, the holder shall receive Common Warrants to purchase a number of shares of Common Stock equal to 100% of the number of shares of Common Stock the holder would receive if the Preferred Shares issuable upon exercise of such Preferred Warrant were converted at the applicable Conversion Price.

Under the terms of the Preferred Warrant, the Company is restricted from entering into a merger, business combination, sale of all or substantially all of its assets or similar transaction (“Fundamental Transaction”) unless the successor entity is a publicly traded company and assumes all of the Company’s obligations under the Transaction Documents. In the event of a Fundamental Transaction, the Company or its successor entity, at their sole option, may purchase the Preferred Warrants by paying to the warrantholders an amount of cash (subject to certain exceptions) equal to the Black Scholes Value (as defined in the Preferred Warrant) of the remaining unexercised portion of the Warrants on the date of consummation of the Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company's control, the holder shall only be entitled to receive from the Company or any successor entity the same type of consideration which the holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had the Preferred Warrant been completely exercised (and the underlying Warrant Preferred Shares completely converted) immediately prior to the applicable Fundamental Transaction, at the Black Scholes Value of the unexercised portion of the Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction. Notwithstanding the foregoing, any payment of cash in accordance with the foregoing shall not be permitted to be made from the Company’s cash balance upon the date of the consummation of the Fundamental Transaction and may only be paid by the successor entity or from the proceeds of a capital raise that would be accounted for as permanent equity on either the Company’s or successor entity’s balance sheet.

Common Warrants

The Common Warrants are exercisable for shares of common stock at an exercise price of $1.71, beginning on or after the sixth month and one day anniversary after the issuance date and expiring five and a half years after the date of issuance. The exercise price is subject to customary adjustments for stock dividends, stock splits, recapitalizations and the like, and subject to price-based adjustment, on a full ratchet basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). The Common Warrants are exercisable for cash, provided that if there is no effective registration statement available permitting the resale of the Warrant Common Shares, the Common Warrants may be exercised on a cashless basis.

Under the terms of the Common Warrant, the Company is restricted from entering into a Fundamental Transaction unless the successor entity is a publicly traded company and assumes all of the Company’s obligations under the Transaction Documents. In the event of a Fundamental Transaction, the Company or its successor entity, at their sole option, may purchase the Common Warrants by paying to the warrantholders an amount of cash (subject to certain exceptions) equal to the Black Scholes Value (as defined in the Common Warrant) of the remaining unexercised portion of the Warrants on the date of consummation of the Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company's control, the holder shall only be entitled to receive from the Company or any successor entity the same type of consideration which the holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had the Common Warrant been completely exercised immediately prior to the applicable Fundamental Transaction, at the Black Scholes Value of the unexercised portion of the Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction. Notwithstanding the foregoing, any payment of cash in accordance with the foregoing shall not be permitted to be made from the Company’s cash balance upon the date of the consummation of the Fundamental Transaction and may only be paid by the successor entity or from the proceeds of a capital raise that would be accounted for as permanent equity on either the Company’s or successor entity’s balance sheet.

Reasons for the Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the NASDAQ Listing Rules. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”. The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

The Offering did not constitute a public offering under the Nasdaq Listing Rules. Prior to closing the Offering, we had 2,063,308 shares of Common Stock outstanding. Therefore, the potential issuance of 3,830,409 shares of our common stock contemplated under the Purchase Agreement in the event the Initial Preferred Shares were converted to common stock at the Conversion Price (without giving effect to the 19.99% share cap applicable to the Preferred Shares and Warrants until Stockholder Approval is obtained and without giving effect to conversion of the Preferred Shares at the Alternate Conversion Price and other anti-dilution issuances) would constitute approximately 186% of the shares of our Common Stock outstanding prior to giving effect to the financing. Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding on the original date of entry into the Purchase Agreement, including without limitation, as a result of the anti-dilution features of the Preferred Shares and Warrants, since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because the Preferred Shares and Warrant holders have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our Common Stock which will result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Effect of Issuance of Securities under the Purchase Agreement

The common shares potentially issuable upon the conversion of the Preferred Shares and the exercise of the Common Warrants, plus any additional shares of our Common Stock issuable pursuant to anti-dilution provisions contained in the Certificate of Designations and Warrants, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Investors convert their Preferred Shares and/or exercise their Warrants, or additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Preferred Shares or the Warrants. Because of potential adjustments to the number of shares issuable upon conversion of the Preferred Shares and the exercise of the Common Warrants issued in connection with the Offering, the exact magnitude of the dilutive effect of the Preferred Shares and the Warrants cannot be conclusively determined. However, any transaction requiring approval by our stockholders under Nasdaq Listing Rules 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Additionally, future issuances of our securities in connection with the Offering may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. The issuance or resale of Common Stock issued to the Investors could cause the market price of our common stock to decline. Furthermore, the increase in the number of issued shares of our Common Stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of the Company. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement. The Purchase Agreement has already been executed and delivered, and the Closing of the Offering has occurred. All of the Preferred Shares and Warrants were issued at the Closing, but part of the purchase price equivalent to $4 million has been placed in an escrow account with AST until the Stockholder Approval is obtained. Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive (i) $4 million in escrow and (ii) approximately $31.9 million upon the exercise of the Preferred Warrants, if exercised for cash. If the Stockholder Approval is not obtained, we will not be able to access such funds and our ability to execute our business plan will be jeopardized and we will be materially and adversely affected.

The failure of our stockholders to approve this proposal will mean that the conversion of the Preferred Shares and the exercise of the Common Warrants will be limited to the extent that such conversion or exercise, together with any other securities convertible or exchangeable for shares, would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our Common Stock outstanding. As a result, we may be unable to issue sufficient shares upon conversion of the Preferred Shares or exercise of the Warrants which will, in lieu of those shares, require that we pay buy-in cash amounts to the Investors. We do not anticipate having sufficient funds to make any substantial cash payments to the holders of the Preferred Shares.

Our ability to successfully implement our business plan and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to satisfy our buy-in payment obligations under the Transaction Documents in cash rather than Common Stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to obtain additional financing in order to pay the obligations under the Transaction Documents in cash, which may result in additional transaction expenses.

Further, pursuant to the terms of the Purchase Agreement, if our stockholders do not approve this proposal, we will be required to seek stockholder approval of this proposal again on or before July 31, 2023, and thereafter semi-annually until we receive stockholder approval of this proposal. As such, our failure to obtain stockholder approval of this proposal at this time will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Vote Required For Approval

To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked "ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the Special Meeting.

Board Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1, TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE PREFERRED SHARES AND WARRANTS ISSUED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH 30, 2023, BY AND AMONG OBLONG, INC. AND THE INVESTORS NAMED THEREIN, IN AN AMOUNT EQUAL TO 20% OR MORE OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE IN ONE OR MORE NON-PUBLIC TRANSACTIONS AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D) , INCLUDING THE APPROVAL OF THE ANTI-DILUTION PROTECTIONS CONTAINED IN SUCH PREFERRED SHARES AND WARRANTS.

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

    The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve the Issuance Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve the Issuance Proposal.

Vote Required For Approval

To be approved by the stockholders, this proposal must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Special Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN.” To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal, marked ABSTAIN" and any broker non-votes. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote. Accordingly, an abstention will have the effect of a vote against this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have the effect of a vote against this proposal because they "will be counted as present and entitled to vote” at the Special Meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE SPECIAL MEETING, THERE ARE INSUFFICIENT SHARES OF OUR CAPITAL STOCK REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM NECESSARY TO CONDUCT BUSINESS AT THE SPECIAL MEETING OR AT THE TIME OF THE SPECIAL MEETING, TO APPROVE THE ISSUANCE PROPOSAL.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our capital stock as of [April , 2023] by each of the following:
•each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, known by us to own beneficially more than 5% of any class of our voting securities;
•the named executive officers set forth in the Summary Compensation Table under “Executive Compensation” on page 39 of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 21, 2023,
•each of our current directors; and
•all of our current directors and executive officers as a group.
The amounts and percentages in the table below are based on 2,063,308 shares of Common Stock issued and outstanding as of [April , 2023].
As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise or conversion of any option, warrant or other derivative security. Shares of Common Stock subject to options, restricted stock units (“RSUs”), warrants or other derivative securities which are currently exercisable or convertible or are exercisable or convertible within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, RSUs, warrants or other derivative security, but are not considered outstanding for computing the ownership percentage of any other person.

	Common Stock
Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership (2)(3)		Percent of Class
Named Executive Officers and Directors:
Peter Holst	21,733		1.1%
David Clark	3,262		0.2%
James S. Lusk	6,228	(4)	0.3%
Jason Adelman	43,067	(5)	2.1%
Matthew Blumberg	—	(6)	—%
Deborah Meredith	—	(7)	—%
All directors and executive officers as a group (6 people)	74,290		3.6%

Greater than 5% Owners:
Foundry Group, 700 Front St., Suite 104, Louisville, CO 80027	522,634	(8)	25.3%
StepStone Group LP, 4225 Executive Square, Suite 1600, La Jolla, CA 90237	246,178	(9)	11.9%
Morgan Stanley Funds 100 Front Street West Conshohocken, PA 19428	170,183	(10)	8.2%

(1) Unless otherwise noted, the address of each person listed is c/o Oblong, Inc., 25587 Conifer Road, Suite 105-231, Conifer, CO 80433.
(2) All shares shown as adjusted for the 1-for-15 reverse stock split effected January 3, 2023.
(3) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.
(4) Based on ownership information from the Form 4 filed by Mr. Lusk with the SEC on August 20, 2021. Includes 3,634 shares of Common Stock, 667 shares of Common Stock subject to stock options presently exercisable, and 1,927 shares of Common Stock issuable from vested RSUs (for which the shares of Common Stock have not yet been delivered in accordance with the terms of these RSUs).
(5) Based on ownership information from the Form 4 filed by Mr. Adelman with the SEC on August 20, 2021. Mr. Adelman beneficially owns 43,067 shares of Common Stock, of which 37,967 shares are held directly by Mr. Adelman and 5,100 shares are held in a retirement plan.
(6) Based on ownership information from the Form 3 filed by Mr. Blumberg with the SEC on August 25, 2021.
(7) Based on ownership information from the Form 3 filed by Ms. Meredith with the SEC on August 25, 2021.
(8) Based on ownership information from an amendment to Schedule 13D filed on February 22, 2021.
(9) Based on ownership information from an amendment to Schedule 13G/A filed on February 11, 2022.
(10) Based on records from the Company's transfer agent as of March 6, 2023.

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 21, 2023. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
Any stockholder who intends to present a proposal for inclusion in our proxy materials for the Company’s 2023 annual meeting of stockholders must deliver the proposal to the Corporate Secretary of Oblong, Inc. at 25587 Conifer Road, Suite 105-231, Conifer, Colorado 80433, no later than July 31, 2023.
In addition, our bylaws provide that, in order for a stockholder to timely propose business for consideration at our next annual meeting of stockholders or nominate a person for election to our Board of Directors at our next annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary at our principal executive offices between October 1, 2023, which is 90 days prior to the anniversary of our 2022 annual meeting of stockholders, and October 31, 2023, which is 60 days prior to such anniversary. In the event that our next annual meeting of stockholders is called for a date that is not within 30 days before or after December 30, 2023, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which notice of our next annual meeting of stockholders is mailed or public disclosure of our next annual meeting of stockholders is made, whichever occurs first.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the internet at the SEC’s web site at www.sec.gov.

The SEC allows us to incorporate by reference into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we filed separately with the SEC. You should consider the incorporated information as if we reproduced it in this Proxy Statement, except for any information directly superseded by information contained in this Proxy Statement.

We incorporate by reference into this Proxy Statement the following financial statements and other information, which contain important information about us and our business and financial results:

•The financial statements, management’s discussion and analysis of financial condition and results of operations and changes in and disagreements with accountants on accounting and financial disclosure contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 21, 2023.

This document also incorporates by reference the Securities Purchase Agreement dated March 30, 2023, Form of Certificate of Designations of the Series F Preferred Stock, the Form of Warrant to Purchase Common Stock and the Form of Warrant to Purchase Series F Preferred Stock, each filed with the Current Report on Form 8-K on April 3, 2023.

The Company will amend this Proxy Statement to include or incorporate by reference any additional documents that the Company may file with the Securities and Exchange Commission under Section 13(a), 13(e), 14, or 15(d) of the Exchange Act after the date of this document to the extent required to fulfill our disclosure obligations under the Exchange Act.
We will mail without charge, upon written request, a copy of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 21, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

OBLONG, INC
25587 Conifer Road, Suite 105-231,
Conifer, Colorado 80433
Attention: Corporate Secretary
303-640-3838

HOUSEHOLDING OF DISCLOSURE DOCUMENTS

The SEC previously adopted a rule concerning the delivery of disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, LLC, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

•Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

We will promptly deliver separate copies of our Proxy Statement and annual report at the request of any stockholder who is in a household that participates in the householding of the Company’s proxy materials. You may call the Corporate Secretary at 303-640-3838 or send your request to the Corporate Secretary at 25587 Conifer Road, Suite 105-23 Conifer, Colorado 80433.

OTHER MATTERS

The Board of Directors knows of no other business to be presented for action at the Special Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote such matters in accordance with their judgment.

OBLONG, INC. 25587 CONIFER ROAD, SUITE 105-231 CONIFER, COLORADO 80433
VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed and signed proxy card must be received by May 17, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OBLONG, INC.
The Board of Directors recommends you vote “FOR” Proposal No. 1.			For	Against	Abstain
1. Issuance of securities in accordance with NASDAQ Rule 5635(d).			☐	☐	☐
The Board of Directors recommends you vote “FOR” Proposal No. 2 .			For	Against	Abstain
2. Adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares represented to constitute a quorum or to approve the issuance proposal.			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.

OBLONG, INC.
Special Meeting of Stockholders
May 18, 2023 11:30 AM MT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Peter Holst and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OBLONG, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:30 AM MT on May 18, 2023, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in favor of the election of each of the director nominees.

Continued and to be signed on reverse side